Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in this Form 10KSB/A Annual Report, for Liberty Star Gold Corp. of our report dated March 26, 2004.

/s/ Dohan and Company CPAs

Miami, Florida

March 16, 2006